FIRST AMENDMENT TO THE AIRCRAFT SECURITY AGREEMENT

This **FIRST AMENDMENT TO THE AIRCRAFT SECURITY AGREEMENT,** dated as of November [__], 2012 (this "***Amendment***"), is entered into by and among **ALLEGIANT TRAVEL COMPANY,** a Nevada corporation (the "***Borrower***"), the Subsidiaries of the Borrower identified therein and from time to time party thereto (together with the Borrower, the "***Debtors***") and **THE BANK OF NEW YORK MELLON** (in such capacity, together with its successors and assigns, if any, in such capacity, the "***Collateral Agent***").

WHEREAS, the Borrower, the Lenders party thereto from time to time, Gleacher Products Corp. (the "***Administrative Agent***" pursuant to the Successor Agent Agreement dated as of March 8, 2012), and the Collateral Agent entered into that certain Credit Agreement, dated as of March 10, 2011 (as amended by the Successor Agent Agreement dated as of March 8, 2012) (the "***Credit Agreement***", and, together with the other Loan Documents, collectively, the "***Loan Documents***"). Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Debtors and the Collateral Agent entered into that certain Aircraft Security Agreement, dated as of March 10, 2011, by and among Allegiant Travel Company, as Borrower, subsidiaries of the Borrower identified from time to time, including Sunrise Asset Management, LLC and Allegiant Air, LLC, as debtors, and The Bank of New York Mellon, as collateral agent, which was recorded by the Federal Aviation Administration on March 15, 2011 and assigned Conveyance No. SH005162 (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the "***Security Agreement***"); and

WHEREAS, the Debtors and the Collateral Agent wish to amend the Security Agreement as described herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments. By their respective signatures below, each Debtor and the Collateral Agent hereby consent to the following amendments to the Security Agreement and upon the execution of this Amendment by the Debtors and the Collateral Agent, the Security Agreement shall thereupon be deemed amended as provided for below:

(a) Section 4.12(c) of the Security Agreement is amended by deleting such existing clause (c) in its entirety and replacing it with "(c) Upon the written request by Debtor (i) to deregister any Aircraft that constitutes Part-Out Equipment, and/or (ii) to release the Lien of the Collateral Agent in and to any Aircraft, Airframe or Engine that is designated as Part-Out Equipment, in each case, without the consent of any Lender but upon prior written notice to the Administrative Agent, Collateral Agent, at the Debtor's cost and expense, will promptly cooperate with and consent to such deregistration and/or promptly execute and deliver to Debtors a release and disclaimer of interest confirmation of the same substantially in the form of Exhibit D hereto and/or consent to related UCC

termination."

(b) The Security Agreement is amended by adding a new Section 4.15 to read as follows:

> "Section 4.15. Termination Requests by Debtor. The Collateral Agent shall, without the consent of any Lender but upon prior written notice to the Administrative Agent, and at the expense of the Debtor, execute any and all documents of termination, release, disclaimer and consent, as may be requested by Debtor, (i) to correct any errors certified by Debtor to have made in the filing, registrations and recordation of the Lien of the Collateral Agent in Aircraft Collateral, as certified by the Debtors in an officer certificate delivered to the Collateral Agent, and (ii) to terminate the Lien of the Collateral Agent in and to any of the Existing Leases and any Eligible Leases when the same have been terminated and the Aircraft Collateral returned to the respective Debtor, as certified by the Debtors in an officer's certificate delivered to the Collateral Agent."

2. Representations. Each of the Debtors hereby represents and warrants as of the date hereof that, immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing.

3. Authorization. Each Lender party hereto, by execution of this Amendment, hereby authorizes the Administrative Agent, solely upon receiving sufficient Lender signatures to constitute agreement of the Required Lenders to this Amendment, to promptly send a direction letter on behalf of such Required Lenders to the Collateral Agent directing the Collateral Agent to execute this Amendment.

4. Entire Agreement. This Amendment states the entire amendment to the Security Agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto.

5. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

6. Applicable Law, WAIVER OF JURY TRIAL, Severability and Jurisdiction, Consent to Service of Process. Sections 4.04 and 4.09 of the Security Agreement are hereby incorporated to this Amendment, *mutatis mutandis*, as if each section was restated in its entirety herein.

7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

NYI-4484623v4

8. Reference to and Effect on the Loan Documents.

(a) Except as specifically modified by this Amendment, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) Upon the execution and delivery of this Amendment by the Debtors and the Collateral Agent, this Amendment shall be considered to be a Loan Document, and the Security Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(c) The Debtors and the Collateral Agent expressly reserve all of their rights and remedies under the Security Agreement, the other Loan Documents, and applicable law, including, without limitation, their rights and remedies arising as a result of any Defaults or Events of Default that have occurred or may occur subsequent to the execution and delivery of this Amendment and all rights and remedies with respect to all unpaid Obligations.

9. Counterparts and Facsimile. This Amendment may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Amendment by facsimile or electronic mail in portable document format (.pdf), and such facsimile or electronic mail signatures shall be deemed to be the same as original signatures.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and authorized officers as of the day and year first written above.

ALLEGIANT TRAVEL COMPANY, as the Borrower

By: ______________________
Name: Andrew C. Levy
Title: President

ALLEGIANT AIR, LLC, as a Subsidiary to the Borrower

By: [signature]
Name: Andrew C. Levy
Title: President

ALLEGIANT VACATIONS, LLC, as a Subsidiary to the Borrower

By: ______________________
Name: Andrew C. Levy
Title: President

ALLEGIANT INFORMATION SYSTEMS, INC., as a Subsidiary to the Borrower

By: ______________________________
Name: Andrew C. Levy
Title: President

SUNRISE ASSET MANAGEMENT, LLC, as a Subsidiary to the Borrower

By: ______________________________
Name: Andrew C. Levy
Title: President

AFH, INC., as a Subsidiary to the Borrower

By: ______________________________
Name: Andrew C. Levy
Title: President

ALLEGIANT SYSTEMS, INC., as a Subsidiary to the Borrower

By: ______________________________
Name: Andrew C. Levy
Title: President